SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):October 15, 2007

Industrial Enterprises of America, Inc.
(formerly known as Advanced Bio/Chem, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	1-32881	13-3963499
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

711 Third Avenue, Suite 1505, New York, New York	10017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(212) 490-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 4--- Matters Related to Accountants and Financial Statements
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On October 15, 2007, Industrial Enterprises of America, Inc. (the "Company") issued a press release announcing that, as determined by its audit committee on October 15, 2007 and in response to a Comment Letter from the Securities and Exchange Commission, the Company will be amending its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006 to address the accounting treatment of financing transactions with variable conversion prices for that fiscal year. Therefore, investors should not rely on the financial statements contained in the previously filed Annual Report on Form 10-KSB for the year ended June 30, 2006. The Chief Financial Officer of the Company has discussed the matter with the Company's independent accountants.

Section 7 —Regulation FD
Item 7.01 Regulation FD Disclosure.

The information disclosed above in Item 4.02 is incorporated herein by reference.

On October 15, 2007, the Company issued a press release announcing the information set forth above. The press release furnished with this Current Report on Form 8-K provides details not included in previously issued reports of the Company and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 8 - Other Events
Section 8.01--- Other Events

On October 15, 2007, the Company further announced that its management is currently conducting a review of the Company’s accounting practices including a review of its revenue recognition policy regarding "bill and hold" transactions. Additionally, management has determined that one of its suppliers is a variable interest entity (a "VIE"). The Company announced that management is currently reviewing the most appropriate treatment of this VIE, which may include an audit of the financials of the VIE and the consolidation of the financial statements of the VIE with the financial statements of the Company. The Company further announced that management is currently reviewing these changes with its audit committee and its independent auditors. If the revenue recognition policy changes or the VIE's financials need to be consolidated into the Company's financials, then the Company will need to amend its Quarterly Reports on Form 10-QSB for the quarters ending September 30, 2006, December 31, 2006 and March 31, 2007.

Section 9 - Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release of Industrial Enterprises of America, Inc., October 15, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Enterprises of America, Inc.

October 18, 2007
By:          /s/  John D. Mazzuto
Name:       John D. Mazzuto
Title:     Chief Executive Officer